SCHEDULE 14A INFORMATION

INVESTMENT COMPANY ACT FILE NUMBER(S):                  811-08492

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:       PRINCIPLED EQUITY
                                                        MARKET FUND

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:                 20 WILLIAM STREET
                                                        WELLESLEY, MA 02481


NAME AND ADDRESS OF AGENT FOR SERVICE:                  CHRISTOPHER Y. WILLIAMS
                                                        114 ANN LEE ROAD
                                                        HARVARD, MA 01451

REGISTRANT'S TELEPHONE NUMBER:                          (978) 772-0052

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)


Filed by the Registrant |_|

Filed by a party other than the Registrant |_|
Check the appropriate box:

| |  Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

| |  Definitive Additional Materials

| |  Soliciting Material  Pursuant  to  Section   240.14a-11(c)  or  Section
     240.14a-12

                        THE PRINCIPLED EQUITY MARKET FUND

               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)Title of each class of securities to which transaction applies:
    (2)Aggregate number of securities to which transaction applies:
    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)Proposed maximum aggregate value of transaction:
    (5)Total fee paid:

|_| Fee paid previously with preliminary materials.
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                        THE PRINCIPLED EQUITY MARKET FUND
                                20 William Street
                         Wellesley, Massachusetts 02481


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on December 14, 2007


To the Shareholders of Principled Equity Market Fund:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Principled Equity Market Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of the Fund on December 14, 2007 at 11:00 a.m. Eastern Time and any adjournments thereof (collectively the "Special Meeting") for the following purposes:

1. To approve or disapprove a new investment sub-advisory agreement to be entered into with PanAgora Asset Management, Inc. with respect to the Fund, and;

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The Board of Trustees has fixed the close of business on November 23, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                    By order of the Board of Trustees



                                    /s/ David W.C. Putnam
                                    Secretary

November 23, 2007

                    SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
                 THE SPECIAL MEETING ARE REQUESTED TO COMPLETE,
           DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT
           IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
  IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES
                             BE RETURNED PROMPTLY.

                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense to the Series involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the Registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the Registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:


      Registration                              Valid Signature
------------------------------------------------------------------------------
      Corporate Accounts

      (1)  ABC Corp.                            ABC Corp.
      (2)  ABC Corp.                            John Doe, Treasurer
      (3)  ABC Corp.
            c/o John Doe, Treasurer             John Doe
      (4)  ABC Corp. Profit Sharing Plan        John Doe, Trustee

      Trust Accounts

      (1)  ABC Trust                            Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee
            u/t/d 12/28/78                      Jane B. Doe

      Custodial or Estate Accounts

      (1) John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA       John B. Smith
      (2)  Estate of John B. Smith              John B. Smith,Jr., Executor

                        THE PRINCIPLED EQUITY MARKET FUND
                                20 William Street
                         Wellesley, Massachusetts 02481

                               November 28, 2007


Dear Shareholder:

      We are writing to inform you that a special meeting of the shareholders of the Principled Equity Market Fund will be held on December 14, 2007. A Proxy Statement with respect to the meeting accompanies this letter.

      The meeting is being held for the purpose of reapproving the Fund's sub-advisory agreement with PanAgora Asset Management Company.

      The reapproval of the Fund's sub-advisory agreement is made necessary by a change in ownership and resulting change in control of PanAgora. The Investment Company Act of 1940 provides that such a transaction terminates the Fund's sub-advisory agreement with PanAgora and requires that it be re-approved by the Fund's shareholders. The Fund does not anticipate that this transaction will have any material impact on how the fund is managed on a day-to-day basis.

      You are, of course, invited to attend the meeting in person. However, since most mutual fund shareholders generally are unable to attend shareholders' meetings, we ask you to take a few minutes to fill out the enclosed proxy card and indicate your preferences with respect to reapproving the contract with PanAgora, and your intentions with respect to attending the meeting in person. Even if you plan to attend the meeting it would be wise to execute and return your proxy so that if, at the last moment, you find you are not able to attend, your shares still will be represented.

      We realize that it will take time to read the proxy statement, but your vote is important, so please review it, and sign and return your proxy card in the enclosed pre-addressed envelope. If the Fund does not receive sufficient proxies to achieve a quorum within a reasonable period of time, representatives of the Fund may need to contact the shareholders and request that they vote their shares.

      If you execute a proxy and subsequently wish to change it or to vote your shares in person at the meeting, you may do so any time prior to the recording of the vote at the meeting.

      The Board of Trustees has approved the sub-advisory agreement and recommends that you vote for this proposal. If you have any questions about this proxy, please call 1-800-344-3435.

      Thank you for participating in this important process.

                                          Sincerely,



                                          /s/ David W.C. Putnam
                                          President and Secretary
                                          The Principled Equity Market Fund

                        THE PRINCIPLED EQUITY MARKET FUND
                                20 William Street
                         Wellesley, Massachusetts 02481


                         SPECIAL MEETING OF SHAREHOLDERS
                                December 14, 2007

                                 PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Principled Equity Market Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern Time on December 14, 2007 at the offices of the Fund, 20 William Street, Wellesley, Massachusetts 02481, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent or given to shareholders on or about November 28, 2007. In addition to solicitations of proxies by mail, beginning on or about December 10, 2007, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund; regular employees of F.L. Putnam Investment Management Company, the Fund's manager (the "Manager"), Cardinal Investment Services, Inc., 114 Ann Lee Road, Harvard, Massachusetts 01451, the Fund's administrator, transfer agent and dividend disbursing agent; or other representatives of the Fund. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund's sub-adviser or the other companies involved in its change of control, but not the Fund. The Fund's most recent annual and semi-annual report are available to shareholders upon request without charge by writing or by calling the Fund at 20 William Street, Wellesley, Massachusetts 02481 or 1-800-344-3435.

      If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address before the date of the Special Meeting.

      The proposal to be acted on by the shareholders of the Fund is the consideration of a new investment sub-advisory agreement between the Manager and PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Adviser").

      The Trustees do not know of any actions to be considered at the Meeting other than this proposal. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

      Under the Fund's Bylaws, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

      The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of 50 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

      Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

      The Board has fixed the close of business on November 23, 2007 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, 2,143,803 Shares of the Fund were outstanding.

      As of November 23, 2007, the officers and Trustees of the Fund as a group beneficially owned less than one-half of one percent of the Shares of the Fund. To the Fund's knowledge, the following shareholders own beneficially or of record 5% or more of the outstanding shares of the Fund as of November 23, 2007:

----------------------------------------------------------------
            Name                                Percentage of
                                                    Shares
----------------------------------------------------------------
Cede & Co.
Depository Trust Company                            33.17%
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------
----------------------------------------------------------------
Northern Trust Company
FBO CHE 26-16180                                    13.12%
50 South LaSalle Street
Chicago, IL  60675
----------------------------------------------------------------
----------------------------------------------------------------
St. Joseph's Hospital of Atlanta
5673 Peachtree Dunwoody Road, NE                    11.77%
Atlanta, GA 30342
----------------------------------------------------------------
Mercy Health System PP
One West Elm Street                                 11.63%
Conshohocken, PA 19428
----------------------------------------------------------------
----------------------------------------------------------------
Pittsburgh Mercy Health System
1400 Locust Street                                  11.63%
Pittsburgh, PA 15219-5166

----------------------------------------------------------------
----------------------------------------------------------------
Sisters of Mercy of the Americas
515 Montgomery Avenue                               11.63%
Merion Station, PA  19066-1297

----------------------------------------------------------------


      In order that your Shares may be represented at the Special Meeting, you are requested to:

            - Indicate your instructions on the enclosed proxy card;

            - Date and sign the proxy card;

            - Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

            - Allow sufficient time for the proxy card to be received on or before 11 a.m. Eastern Time on December 14, 2007.

                                 PROPOSAL NO. 1

                    APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
                  TO BE ENTERED INTO WITH PANAGORA ASSET MANAGEMENT, INC.
                            WITH RESPECT TO THE FUND

                             SUMMARY OF THE PROPOSAL

      Based on an analysis of factors described below and upon the recommendation of the Manager, the Trustees of the Fund have approved the Manager's execution of a new investment sub-advisory agreement (the "New Agreement") with PanAgora Asset Management, Inc. The New Agreement contains substantially the same terms and conditions as the Prior Agreement described below under "Introduction". Subject to shareholder approval, the New Agreement will become effective at the close of business on December __, 2007, and will have an initial duration of two years and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Trustees who are not interested persons of the Fund (as the term is used in the 1940 Act) (the "Independent Trustees") or by a majority vote of the outstanding voting Shares of the Fund.

Introduction

      The Manager, F.L. Putnam Investment Management Company, is the investment adviser and business manager of the Fund pursuant to a Management Agreement dated October 7, 1996 (the "Management Agreement"). Its principal place of business is at 20 William Street, Wellesley, Massachusetts 02481. The Manager is a wholly-owned subsidiary of F.L. Putnam Securities Company, Incorporated, a financial services holding company. Its principal offices are at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02159. The Manager receives a fee for its services of 0.25% of the average monthly net asset value of the Fund, from which it pays the sub-adviser's fee of 0.15% of such value.

      Pursuant to its authority under the terms of the Management Agreement, the Manager previously executed an investment sub-advisory agreement with PanAgora dated December 10, 2004 (the "Prior Agreement"), which was approved by a vote of a majority of the Fund's Shareholders at a Special Meeting of Shareholders held on December 10, 2004.

      As described more fully in "The Transaction" below, on August 3, 2007, a transaction was consummated involving the sale (the "Transaction") of Putnam Investments Trust, which was then the indirect parent of Putnam Investments LLC ("Putnam"), the parent of the subadviser, PanAgora Asset Management, Inc. ("PanAgora"). Such Transaction constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Prior Agreement, which was in effect at the time of the Transaction between PanAgora and the Manager. As required under the 1940 Act, the Prior Agreement provided for its automatic termination in the event of its assignment. As described more fully below under "Description of Prior and New Agreements," PanAgora and the Manager entered into a new subadvisory agreement (the "Interim Agreement"), which was substantially identical to the Prior Agreement, on August 3, 2007 ("Transaction Date").

      The Interim Agreement was unanimously approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund on July 18, 2007 in accordance with Rule 15a-4 of the 1940 Act to avoid disruption of the Fund's investment management programs. The Interim Agreement has a term of 150 days from the Transaction Date and is substantially identical to the Prior Agreement. At a meeting of the Board of Trustees held on July 18, 2007, the Board unanimously approved the New Agreement and recommended that it be submitted to the Fund's shareholders for approval. The New Agreement is substantially identical to the Prior Agreement.

      Information relating to the New Agreement is set forth below under the "Description of Prior and New Agreements."

The Transaction

      PanAgora, a Delaware corporation, is a registered investment adviser with approximately $26.7 billion in assets under management as of October 31, 2007. Putnam owns approximately 80% of the outstanding voting stock of PanAgora. The remainder of PanAgora's voting stock (approximately 20%) is held by Nippon Life Insurance Company ("Nippon Life"). Prior to the Transaction, Putnam was owned by Putnam Investments Trust, which in turn was owned by Marsh & McLennan Companies, Inc.,("Marsh & McLennan") a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. The principal businesses of Nippon Life are insurance (primarily life insurance) and investment management. The principal business of Putnam is money management. Putnam has no affiliation with the Fund's Manager, F.L. Putnam Investment Management Company.

      On January 31, 2007, Marsh & McLennan and Great-West Lifeco Inc. ("Great-West"), entered into a purchase agreement (the "Purchase Agreement") pursuant to which, on August 3, 2007, Great-West acquired ownership of Putnam Investments Trust and its direct and indirect subsidiaries from Marsh & McLennan. As a result of the Transaction, Putnam is now owned through a series of wholly-owned subsidiaries by Great-West. Great-West is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

      The address of Mr. Desmarais, Power Corporation of Canada, and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5.

      As a result of the Transaction, there was a change in control of PanAgora, because Great-West became the ultimate parent of Putnam, the majority holder of PanAgora.

      Great-West, Putnam, Nippon Life, and PanAgora do not presently intend for the Transaction to affect the operating autonomy of PanAgora. In addition, PanAgora has advised the Fund that (1) it presently anticipates that the senior portfolio management teams of PanAgora would continue in their present capacities and (2) that the eligibility of PanAgora, under the Investment Advisers Act of 1940, as amended, to serve as a sub-adviser to the Fund would not be affected by the Transaction; and (4) that PanAgora is expected to be able to continue to provide advisory and management services with no material changes in operating conditions. PanAgora has also advised the Fund that it currently anticipates that the Transaction would not affect the ability of PanAgora to fulfill its obligations under the New Agreement.

      PanAgora has informed the Fund that it has determined that the scope and quality of services that would be provided to the Fund under the New Agreement would be at least equivalent to the scope and quality of services provided under the Prior Agreement.


Description of Prior and New Agreements

      New Agreement: The description of the New Agreement in this Proxy Statement is qualified entirely by reference to the actual New Agreement attached hereto as Exhibit A and marked to show changes from the Prior Agreement. Under the New Agreement, PanAgora receives a fee from the Manager of 0.15% of the average monthly net asset value of the Fund, which is the same fee it received under the Prior Agreement. Such fee is paid by the Manager and not by the Fund out of the management fee paid by the Fund to the Manager pursuant to a management agreement between the Fund and the Manager.

      The New Agreement provides, subject always to the control of the Trustees and the Manager, that PanAgora will furnish continuously an investment program for the Fund using a list of Acceptable Securities (as defined in the Fund's Prospectus provided by the Manager), make investment decisions on behalf of the Fund and place all orders of the purchase and sale or portfolio securities and all other investments in accordance with the Fund's Prospectus and Statement of Additional Information. See "Portfolio Transactions." The New Agreement also requires PanAgora to furnish, at its expense: (1) all necessary investment and management facilities, including salaries of personnel; (2) records relating to the purchase, sale or current status of portfolio securities; (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund; (4) furnish to the Manager such reports and records regarding the Fund and PanAgora as the Manager or the Trustees shall from time-to-time request; and (5) upon reasonable notice, review written references to PanAgora, or its methodology, whether in a prospectus, Statement of Additional Information, sales and marketing materials or otherwise.

      The New Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all sub-advisory agreements be approved at least annually by (1) the vote, cast in person at a meeting called for the purpose, of a majority of the non-interested Trustees and (2) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The New Agreement terminates automatically in the event of its assignment or the termination of the management contract between the Manger and the Fund; and may be terminated without penalty by the Fund (through action of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund) at any time, on written notice to the Manager and PanAgora, by the Manager on at least thirty (but no more than sixty) days' written notice to PanAgora and by PanAgora on at least thirty (but no more than sixty) days' written notice to the Manager. The Board of Trustees reviews any sub-advisory agreements annually.

      The New Agreement provides that PanAgora shall not be subject to any liabilities to the Fund or the Manager, or to any shareholder, officer, director or Trustee, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Prior Agreement: There are no material differences between the New Agreement and the Prior Agreement, except that the New Agreement contains a new effective date. The Prior Agreement, dated December 10, 2004 was approved by the Board of Trustees, including a majority of the non-interested Trustees, on December 10, 2004.

Board Recommendation

      At a meeting on July 18, 2007, the Trustees considered such information as they deemed reasonably necessary to enable them to evaluate entering into the proposed New Agreement with PanAgora. The Trustees, including a majority of the Independent Trustees, voted to submit the proposed New Agreement to the shareholders of the Fund.

      The material factors considered by the Trustees included: the nature, extent, and quality of services rendered by PanAgora; the investment performance of the Fund and PanAgora's performance under the Prior Agreement, which consistently met or exceeded the Fund's benchmark, the S&P 500 Index; the performance of similar funds advised by PanAgora; the amount of sub-advisory fees to be paid, and the Board's analysis and conclusion that the fee of 0.15% payable to PanAgora by the Manager and the profit to PanAgora therefrom was reasonable in relation to various industry averages for other funds that were examined by the Board; the fact that many Advisers having PanAgora's resources are reluctant to advise relatively smaller funds like the Fund because of the cost of doing so relative to the advisory fees generated; PanAgora's financial strength and insurance coverage; PanAgora's investment advisory experience and reputation; PanAgora's code of ethics and compliance controls; PanAgora's administrative support services; and other factors deemed relevant by the Board. The Trustees also considered the fact that there were no material differences between the terms of the New Agreement and the terms of the Prior Agreement.

      A significant factor that the Trustees considered was that the Fund would receive the benefit of sub-advisory services of the same quality, scope and cost as provided before the termination of the Prior Agreement and that the management of PanAgora had not changed as a result of the reorganization. The Trustees also noted that the portfolio manager who had managed the Fund under the Prior Agreement would continue to manage the Fund under the New Agreement. The Trustees were also satisfied that PanAgora (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Fund, and (2) had the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the New Agreement adequately.

      After careful consideration, the Trustees, including the Independent Trustees, believe that entering into a sub-advisory relationship with PanAgora is in the best interests of the Fund and of its shareholders, and therefore, voted to approve the New Agreement.

Description of PanAgora

      PanAgora is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Its main office is located at 260 Franklin Street, Boston, Massachusetts 02110. The firm was founded in 1985 and manages approximately $26.7 billion in assets (as of October 31, 2007) for pension plans, endowments, foundations, unions, and financial service providers around the globe. The firm also maintains partnerships in Europe and Asia. William G. Zink has primary responsibility for sub-advising the Fund's assets. Mr. Zink was general manager of PanAgora from January 1990 until September 1993. He is now a Senior Investment Manager of PanAgora responsible for managing equity investments.

      The principal executive officer of PanAgora is Eric Sorensen. The principal occupation of Mr. Sorenson is as President and Chief Executive Officer of PanAgora. As of the Transaction Date, the following individuals serve as a director of PanAgora:

      Name                          Principal Occupation

      Linwood E. Bradford           Senior Managing Director of Putnam

      Kevin Cronin                  Senior Managing Director of Putnam

      Charles E. Haldeman           Chief Executive Officer of Putnam
                                    and Chairman of PanAgora

      Amrit Kanwal                  Senior Managing Director and Chief
                                    Financial Officer of Putnam

      Francis J. McNamara, III      Chief Legal Officer of Putnam

      Eric Sorensen                 President and Chief Executive Officer of
                                    PanAgora

      Kiyoshi Ujihara               Director of Nippon Life

      Yoshikazu Takeda              Director and General Manager for the
                                    Americas and Europe of NLI International

      Sandra C. Whiston             Senior Managing Director of Putnam

      The principal business address of PanAgora and Messr. Sorensen is 260 Franklin Street, Boston, MA 02110. The principal business address of Putnam, Messrs. Bradford, Cronin, Haldeman, Kanwal, McNamara and Ms. Whiston is One Post Office Square, Boston, MA 02109. The principal business address of Nippon Life and Mr. Ujihara is 1-2-2 Yurakucho Chiyodo-Ku, Tokyo 100-8444, Japan. The principal business address of Mr. Takeda is 1251 Avenue of the Americas, Suite 5210, New York, NY 10020-1198.

      No Trustee or officer of the Fund is an officer, employee, director or security holder of PanAgora or has any other material direct or indirect interest in PanAgora or in PanAgora's parents or affiliates.

Description of the Manager and Existing Management Agreement

      F.L. Putnam Investment Management Company (the "Manager") serves as the Fund's investment manager pursuant to a management contract (the "Management Agreement") dated October 7, 1996. The directors and principal executive officers of the Manager are:

            John V. Carberry        President/Director
            Susanne Stauffer        Senior Vice President/Director
            Ellen Flaherty          Senior Vice President/Director

      The Fund's initial shareholders approved an effective overall management and advisory fee level of 0.25% of the average monthly net assets of the Fund, which represented the management fee to be paid to the Manager. The effective overall management and advisory fee level under the current sub-advisory arrangements remains at 0.25%. The Manager will manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto. The Management Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Agreement shall not be amended as to any series of the Fund ("Series") unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisor. The Management Agreement will continue in effect only if approved annually by a majority of the Board of Trustees, including a majority of non-interested Trustees, or by the vote of the shareholders of a majority of the outstanding shares of the Fund.

Affiliated Brokers

      The Fund paid no commissions to affiliated brokers as of the fiscal year ended December 31, 2006.

Limitation of Liability

      As in the Prior Agreement, PanAgora is not liable to the Fund or to the Manager for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Termination; Assignment

      The New Agreement can be terminated, without penalty, by the Manager on at least thirty days' (but no more than sixty days) written notice to PanAgora or by PanAgora on at least thirty days' (but no more than sixty days) written notice to the Manager. The Fund can also terminate the New Agreement, by either a majority vote of the outstanding voting shares of the Fund or a resolution of the Trustees, on at least thirty days' (but no more than sixty days) written notice to the other party. The New Agreement will automatically terminate in the event of its Assignment.

Portfolio Transactions

      Subject to the supervision of the Trustees, the Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Over-the-counter stocks and bonds are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. Orders are placed directly with a principal market maker unless equal or better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokerage commissions are paid on transactions in listed securities, options, futures contracts and options thereon.

      The Fund may, from time to time, place brokerage transaction with a broker that may be considered an affiliated person of the Fund or the Manager or the Sub-Adviser. When such transactions are made, in accordance with Rule 17e-1 under the 1940 Act, commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

      The Manager and the Sub-Adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and negotiating commissions, the Manager or the Sub-Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide research or statistical material or other services to the Fund or to the Manager or the Sub-Adviser. The Manager and the Sub-Adviser are of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not reduce expenses but may benefit the Fund by supplementing the research of the Manager and the Sub-Adviser.

      The Manager and the Sub-Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Fund effects its securities transactions may be used by them in servicing all of their accounts. In their opinion, it is not possible to measure separately the benefits from research services to each of its accounts, including the Fund. They will attempt to allocate equitably portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of the Manager and the Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of the Fund.

      All brokerage commissions will be allocated by the Sub-Adviser according to the foregoing policies. The Fund paid brokerage commissions to securities dealers in the amount of $1,423 for the fiscal year ended December 31, 2006.


                                  REQUIRED VOTE

      Approval of the New Agreement requires the affirmative vote of a "majority" of the outstanding voting shares of the Fund. Majority, as defined in the 1940 Act, means the lesser of: (a) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Fund ("Majority Vote").




                             THE BOARD OF TRUSTEES,
                     INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES,
                   RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
                         APPROVAL OF THE NEW AGREEMENT.

                   ADDITIONAL INFORMATION CONCERNING THE FUND


Submission of Shareholder Proposals

      The Meeting is a special meeting of shareholders. The Fund is not required to, and does not intend to, hold annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Fund's proxy materials, to the Secretary of the Fund at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 within a reasonable time prior to the Fund printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Shareholders' Request for Special Meeting

      Shareholders holding at least 25% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Fund's shareholders for the purpose of voting on the removal of any Trustee. Meetings of the Fund's shareholders for any other purpose will also be called by the Secretary when requested in writing by shareholders holding at least 25% of the Shares then outstanding.



November 23, 2007



   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE,
                    AND RETURN THE PROXY AS SOON AS POSSIBLE
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                        THE PRINCIPLED EQUITY MARKET FUND

                  THIS SOLICITATION IS BEING MADE ON BEHALF OF
                              THE BOARD OF TRUSTEES

The undersigned, by completing this form, does hereby appoint David W.C. Putnam, Christopher Williams and Peter K. Blume, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced herein (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern time on December 14, 2007 at the offices of the Fund, 20 William Street, Wellesley, Massachusetts 02481 and at any adjournments thereof (the "Meeting").

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal listed below. If a proxy is not received from a particular shareholder, then votes attributable to his shares will be allocated in the same ratio as votes for which instructions have been received.

1. To approve or disapprove a new investment    FOR     AGAINST   ABSTAIN
   sub-advisory agreement to be entered into    [ ]     [ ]       [ ]
   with PanAgora Asset Management, Inc. with respect to the Fund.



The undersigned, by completing this form, does hereby request that the proxies be authorized to exercise their discretion in voting upon such other business as may properly come before the meeting.


TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE TO:

                        THE PRINCIPLED EQUITY MARKET FUND
                     c/o Cardinal Investment Services, Inc.
                                114 Ann Lee Road
                          Harvard, Massachusetts 01451

IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.


Dated _______________________, 2007 _________________________________________
                                    Signature(s)

Account No. ________________        _________________________________________
                                    Title(s), if applicable
Shares of Record ___________

                                    EXHIBIT A

                           NEW SUB-ADVISORY AGREEMENT








                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                         PANAGORA ASSET MANAGEMENT, INC.

                                       AND

                    F.L. PUTNAM INVESTMENT MANAGEMENT COMPANY

                                     FOR THE

                          PRINCIPLED EQUITY MARKET FUND

                             SUB-ADVISORY AGREEMENT

      AGREEMENT made as of December 14, 2007 by and between PanAgora Asset
                           ==================
Management, Inc.(the "Sub-Adviser"), and F. L. Putnam Investment Management Company, (the "Manager").

                                   W I T N E S S E T H :

      WHEREAS, the Principled Equity Market Fund, a Massachusetts business trust (the "Fund"), is engaged in business as a closed-end management investment company and is so registered under the Investment Company Act of 1940, as amended; and

      WHEREAS, each of the Manager and the Sub-Adviser is engaged in the business of rendering investment advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Fund desires to retain the Manager to furnish management services and the Manager desires to retain the Sub-Adviser to furnish certain of such services, with the approval of the Fund;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

(a) Services Rendered and Expenses Paid by the Sub-Adviser.

      The Sub-Adviser, subject to the control, direction and supervision of the Board of Trustees of the Fund and in conformity with applicable laws, this Agreement, the Fund's Declaration of Trust, By-Laws, registration statements and amendments thereto, prospectuses and statements of additional information as in effect from time to time, and stated investment objectives, policies and restrictions, shall, at its own expense:

      (i) with full discretion manage the investment and reinvestment of securities which have been selected by the Manager and designated by the Manager as Acceptable securities as described in the Fund's current prospectus from time to time; and

      (ii) with full discretion place all orders for the purchase and sale of such investments and, as requested by the Manager from time to time, other investments for the Fund's account with brokers or dealers selected by the Sub-Adviser or the Manager.

(b) In performing the services described in sub-paragraph (ii) above, the Sub-Adviser shall seek to obtain for the Fund the most favorable price and execution available. The Sub-Adviser may, to the extent authorized by law, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Manager or their affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Sub-Adviser; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Fund or the Manager by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

(c) Role of the Sub-Adviser.

      (i) The Sub-Adviser, and any person controlling, controlled by or under common control with the Sub-Adviser, shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Fund are not impaired.

      (ii) Except as otherwise required by the Investment Company Act of 1940, as amended, any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with, the Sub-Adviser, and the Sub-Adviser, and any person controlling, controlled by or under common control with the Sub-Adviser, may have an interest in the Fund.

      (iii) Except as otherwise agreed, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Sub-Adviser shall not be subject to liability to the Fund or the Manager for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(d) Compensation of the Sub-Adviser.

      (i) As full compensation for the services rendered, facilities furnished and expenses paid by the Sub-Adviser under this Agreement, the Manager agrees to pay to the Sub-Adviser a fee at the annual rate of .15% of the Fund's average monthly net assets. Such fee shall be accrued and paid at such intervals, not less frequently than monthly, as soon as practicable after the end of each month or shorter period. For purposes of calculating such fee, the Fund's average monthly net assets shall be determined in the manner provided in the Fund's prospectus and statement of additional information.

      (ii) If the Sub-Adviser shall serve for less than the whole of any period, the foregoing compensation shall be prorated.


(e) Term and Termination.

      (i) This Agreement shall become effective on the date hereof, shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved at least annually by the Manager and (i) by either the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund and in either event and (ii) by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (ii) This Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund or by the Manager, or the Sub-Adviser on not more than sixty (60) days, nor less than thirty (30) days, written notice to the other party, or upon such shorter notice as may be mutually agreed upon.

      (iii) This Agreement shall automatically terminate in the event of its assignment.

(f) Miscellaneous. For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Manager or the Fund by the Securities and Exchange Commission, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(g) Limitation of Liability of the Trustees and Shareholders.

      A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund but are binding only upon the assets and property of the Fund.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                              F. L. PUTNAM INVESTMENT MANAGEMENT COMPANY


                              By: [Signature Omitted]

                         PANAGORA ASSET MANAGEMENT, INC.



                              By: [Signature Omitted]




Accepted and approved as of the date first above-written:


THE PRINCIPLED EQUITY MARKET FUND


By: [Signature Omitted]